                                                                  EXHIBIT 99.1


                   ANSOFT CORPORATION THIRD QUARTER RESULTS -
                             13% INCREASE IN REVENUE


Pittsburgh, Pennsylvania - February 18, 2004 - Ansoft Corporation (NASDAQ: ANST) today announced financial results for its third quarter of fiscal 2004 ended January 31, 2004.

Revenue for the third quarter totaled $14 million, an increase of 13% compared to $12.4 million reported in the previous fiscal year's third quarter. Net income for the third quarter was $941,000, or $0.07 per diluted share, as compared to a net loss of ($58,000), or ($0.00) per diluted share in the previous fiscal year's third quarter.

"We are pleased with our continued growth and profitability," commented Nicholas Csendes, Ansoft's President and CEO. "For the balance of the fiscal year, we continue to see growth of 10% - 15% and increasing profitability."

Ansoft is a leading developer of high performance EDA software. Ansoft software is used by electrical engineers to design state of the art technology products, such as cellular phones, internet networking equipment, satellites, computer chips and circuit boards, electronic sensors and electric motors. Ansoft markets its products through its own direct worldwide sales force, and has comprehensive customer support offices throughout North America, Asia and Europe.

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. These forward looking statements involve risks and uncertainties about the Company's business that are detailed from time to time in the Company's SEC reports, including the reports on Form 10-K for the year ended April 30, 2003.




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                               ANSOFT CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (Unaudited, in thousands, except per share amounts)




                                      Three months ended January 31,    Nine months ended January 31,
                                           2004            2003             2004             2003
                                         --------        --------         --------         --------
Revenue
    License                              $  8,024        $  7,003         $ 20,258         $ 17,893
    Service and other                       5,958           5,359           16,633           14,314
                                         --------        --------         --------         --------
Total revenue                              13,982          12,362           36,891           32,207
Costs of revenue
    License                                   171             137              477              518
    Service and other                         285             241              805              696
                                         --------        --------         --------         --------
Total cost of revenue                         456             378            1,282            1,214
                                         --------        --------         --------         --------
Gross profit                               13,526          11,984           35,609           30,993
Operating Expenses
    Sales and marketing                     6,803           6,111           19,462           18,383
    Research and development                3,806           4,272           11,402           14,779
    General and administrative              1,148           1,110            3,445            3,117
    Amortization                              761             858            2,379            2,570
                                         --------        --------         --------         --------
Total operating expenses                   12,518          12,351           36,688           38,849
                                         --------        --------         --------         --------
Income (loss) from operations               1,008            (367)          (1,079)          (7,856)
Other income, net                             247             294              715              856
                                         --------        --------         --------         --------
Income (loss) before income taxes           1,255             (73)            (364)          (7,000)
Income tax expense (benefit)                  314             (15)             (90)          (1,401)
                                         --------        --------         --------         --------
Net income (loss)                        $    941        $    (58)        $   (274)        $ (5,599)
                                         ========        ========         ========         ========
Net income (loss) per share
    Basic                                $   0.08        $  (0.00)        $  (0.02)        $  (0.47)
                                         ========        ========         ========         ========
    Diluted                              $   0.07        $  (0.00)        $  (0.02)        $  (0.47)
                                         ========        ========         ========         ========
Weighted average shares used
  in calculation
    Basic                                  11,640          11,764           11,650           11,840
                                         ========        ========         ========         ========
    Diluted                                13,306          11,764           11,650           11,840
                                         ========        ========         ========         ========


                                    - more -


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                               ANSOFT CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                                 (In thousands)


                                                        January 31,           April 30,
                                                           2004                 2003
                                                         --------             --------
                                                        (unaudited)
Assets
Current assets
Cash and cash equivalents                                $ 10,129             $  7,173
Accounts receivable                                         9,228               13,968
Deferred income taxes                                         274                  310
Prepaid expenses and other assets                             676                  842
                                                         --------             --------
Total current assets                                       20,307               22,293

Equipment and furniture                                     3,607                3,829
Marketable securities                                      25,656               21,785
Other assets                                                  404                  436
Deferred taxes - non current                                5,066                4,909
Goodwill                                                    1,239                1,239
Intangible assets                                           6,178                8,663
                                                         --------             --------
Total assets                                             $ 62,457             $ 63,154
                                                         ========             ========


Liabilities and stockholders' equity
Current liabilities
Accounts payable and accrued expenses                    $  2,052             $  2,449
Deferred revenue                                           10,103               10,879
                                                         --------             --------
Total current liabilities                                  12,155               13,328

Line of credit                                             10,000               10,000
                                                         --------             --------

Total liabilities                                          22,155               23,328

Stockholders' equity
Preferred stock                                              --                   --
Common stock                                                  125                  123
Additional paid-in capital                                 56,701               55,522
Treasury stock                                             (6,418)              (3,954)
Other accumulated comprehensive income (loss)               1,330                 (703)
Accumulated deficit                                       (11,436)             (11,162)
                                                         --------             --------

Total stockholders' equity                                 40,302               39,826

 Total liabilities and stockholders' equity              $ 62,457             $ 63,154
                                                         ========             ========

                                       ###


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